UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): November 24, 2009

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	August ‘09	September ‘09	October ‘09
Process Management	-25 to -20	-15 to -10	-10 to -5
Industrial Automation	> -30	> -30	-30 to -25
Network Power	-20 to -15	-15	-15 to -10
Climate Technologies	-15 to -10	-5 to 0	+5
Appliance and Tools	-25	-25 to -20	-20
Total Emerson	-25 to -20	-20 to -15	-15 to -10

October 2009 Order Comments:

The trailing three-month order rate for Emerson was down 10 to 15 percent, with the recent weakening of the U.S. dollar positively impacting orders by 7 percentage points.  We have seen sequential improvement in Emerson’s trailing three-month underlying orders excluding currency every month since July.  Order trends continue to support the sales forecast provided during the November 3, 2009 conference call.

The trailing three-month order rate for Process Management was down 5 to 10 percent.   Currency exchange rates positively impacted the order growth rate by approximately 18 percentage points due to the weakening of the U.S. dollar resulting in a significant positive backlog revaluation.  Orders in the power and water end markets continued to hold up better than the refining and chemical end markets.

Industrial Automation order trends have shown sequential improvement each month in the trailing three-month period, but still remain at low levels as global capital goods markets remain depressed.

Network Power trailing three-month underlying order trends continued to show signs of stabilization. The China network power business order rates continued to be better than the remaining businesses in this segment.

Strong R-22 orders ahead of the January 1, 2010 R-410A refrigerant change, as well as continued strength in China, drove order rates for Climate Technologies into positive territory.

Appliance and Tools order trends continued to be negatively impacted by low consumer confidence levels and weakness in U.S. residential and non-residential investment.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: November 24, 2009	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary